Neuberger Berman Advisers Management Trust® (“AMT Funds”)
Sustainable Equity Portfolio

Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Sustainable Equity Fund

Supplement to the Summary Prospectuses, Prospectuses and Statements of Additional Information of AMT Funds and Equity Funds, each as amended and supplemented

The following change applies to the Summary Prospectuses, Prospectuses and Statements of Additional Information for each of Neuberger Berman Sustainable Equity Fund and Sustainable Equity Portfolio:

Ingrid S. Dyott and Sajjad S. Ladiwala, co-Portfolio Managers to Neuberger Berman Sustainable Equity Fund and Sustainable Equity Portfolio, have announced their decision to retire on or about December 31, 2022 and June 30, 2022, respectively. Ms. Dyott and Mr. Ladiwala will each cease their portfolio management responsibilities on March 31, 2022.

Daniel P. Hanson, CFA, joined Neuberger Berman Group today and will become Head of its U.S. Sustainable Equity team and will become Senior Portfolio Manager to Neuberger Berman Sustainable Equity Fund and Sustainable Equity Portfolio, effective April 1, 2022. To ensure a smooth transition, Ms. Dyott and Mr. Ladiwala will work with Mr. Hanson until their respective retirement dates. Mr. Hanson has twenty-five years of experience as a pioneering environmental, social and governance (ESG) investor and thought leader.

As such, effective April 1, 2022, all references to Ingrid S. Dyott and Sajjad S. Ladiwala in the Summary Prospectuses, Prospectuses and Statements of Additional Information for the Neuberger Berman Sustainable Equity Fund and Sustainable Equity Portfolio are removed in their entirety.

Effective April 1, 2022, the “Portfolio Managers” section of the Summary Prospectuses and Prospectuses for each of Neuberger Berman Sustainable Equity Fund and Sustainable Equity Portfolio is deleted and replaced with the following, respectively:

Neuberger Berman Sustainable Equity Fund

Portfolio Manager
The Fund is managed by Daniel P. Hanson, CFA (Managing Director of the Manager). Mr. Hanson has managed the Fund since April 2022.

Sustainable Equity Portfolio

Portfolio Manager
The Fund is managed by Daniel P. Hanson, CFA (Managing Director of the Manager). Mr. Hanson has managed the Fund since April 2022.

Effective April 1, 2022, the “Management of the Funds - Portfolio Managers” section of the Prospectuses for Neuberger Berman Sustainable Equity Fund and the “Management of the Fund - Portfolio Managers” section of the Prospectus for Sustainable Equity Portfolio are deleted and replaced with the following, respectively:

Neuberger Berman Sustainable Equity Fund

Daniel P. Hanson, CFA, is a Managing Director of the Manager. He has been Senior Portfolio Manager of the Fund since April 2022. Mr. Hanson joined the firm in 2022. Prior to joining the firm,

Mr. Hanson spent over 25 years at other asset management firms where he held various roles such as chief investment officer, partner and portfolio manager.

Sustainable Equity Portfolio

Daniel P. Hanson, CFA, is a Managing Director of the Manager. He has been Senior Portfolio Manager of the Fund since April 2022. Mr. Hanson joined the firm in 2022. Prior to joining the firm, Mr. Hanson spent over 25 years at other asset management firms where he held various roles such as chief investment officer, partner and portfolio manager.

The date of this supplement is January 25, 2022.

Please retain this supplement for future reference.

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